SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CMC MATERIALS, INC.
(Exact name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on March 3, 2021.

Meeting Information

CMC MATERIALS, INC.	Meeting Type: Annual Meeting
For holders as of: January 7, 2021
Date: March 3, 2021 Time: 8:00 AM CST
	Location:	Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/CCMP2021.

CMC Materials, Inc. will be hosting the meeting live via the Internet this year. To attend this meeting via the Internet, visit www.virtualshareholdermeeting.com/CCMP2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

CMC MATERIALS, INC.	You are receiving this communication because you hold shares in the company named above.
ATTN: H. CAROL BERNSTEIN 870 N. COMMONS DRIVE AURORA, IL 60504

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

ANNUAL REPORT          PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 17, 2021 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    (located on the following page) and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/CCMP2021. Have the information that is printed in the box marked by the arrow   (located on the following page) and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

01) Barbara A. Klein

02) David H. Li

03) William P. Noglows

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.	Non-binding stockholder advisory approval of our named executive officer compensation.

3.	Ratification of the selection of PricewaterhouseCoopers LLP as the company’s independent auditors for fiscal year 2021.

4.	Approval of the CMC Materials, Inc. 2021 Omnibus Incentive Plan.

NOTE:	Such other business as may properly come before the meeting or any adjournment thereof.